STERLING CAPITAL ENHANCED CORE BOND ETF

TICKER: SCEC

A Series of Capitol Series Trust (the “Trust”)

SUPPLEMENT DATED MARCH 26, 2026

to the summary PROSPECTUS, prospectus AnD STATEMENT OF ADDITIONAL INFORMATION OF THE STERLING CAPITAL ENHANCED CORE BOND ETF, each DATED MARCH 7, 2025

This Supplement provides the following amended and supplemental information and supersedes any information to the contrary in each of the Summary Prospectus, Prospectus, and Statement of Additional Information dated March 7, 2025, for the Sterling Capital Enhanced Core Bond ETF (the “Fund”), as may be supplemented from time to time.

Sterling Capital Management LLC (“Sterling Capital”) serves as the investment adviser to Fund. This Supplement provides certain updated information relating to the acquisition of Sterling Capital’s parent company, Guardian Capital Group Limited (“Guardian”).

As previously disclosed in a supplement to the Fund’s Prospectus and Statement of Additional Information, on August 28, 2025, Guardian announced that it had entered into a definitive agreement with Desjardins Global Asset Management Inc. (“DGAM”), a wholly-owned indirect subsidiary of Fédération des caisses Desjardins du Québec (“Desjardins”), to be taken private pursuant to an arrangement whereby DGAM will purchase all of the issued and outstanding shares of Guardian, other than certain Guardian shares held by specific shareholders who entered into equity rollover agreements to exchange certain of their Guardian shares for a combination of cash and shares in the capital of DGAM (the “Transaction”). The closing of the Transaction (the “Closing”) occurred on March 23, 2026.

Sterling Capital is now an indirect, wholly-owned subsidiary of Desjardins. It is anticipated that Sterling Capital will continue to operate as a standalone entity. To provide continuity and stability, Sterling Capital’s team of management and senior professionals will continue servicing Sterling Capital’s clients, including the Fund.

Pursuant to the requirements of the Investment Company Act of 1940 (“1940 Act”) and the terms of the prior investment advisory agreement between Sterling Capital and the Trust, on behalf of the Fund (the “Prior Agreement”), the Acquisition resulted in the automatic termination of the Prior Agreement.

In anticipation of the termination of the Prior Agreement, the Board of Trustees of the Trust approved an interim investment advisory agreement (the “Interim Agreement”) with respect to the Fund. The Fund did not have the necessary shareholder attendance at the March 20, 2026 special meeting to establish a quorum or consider approval of the new investment advisory agreement between Sterling Capital and the Trust on behalf of the Fund (the “New Agreement”). The special shareholder meeting was adjourned with respect to the Fund to permit further solicitation of proxies for the Fund. As a result, the Interim Agreement took effect with respect to the Fund as of the Closing. It is currently anticipated that a shareholder meeting will be held on or about May 4, 2026 to consider the approval of the New Agreement with respect to the Fund. The Interim Agreement has identical advisory fees paid by the Fund as compared to the advisory fees paid under the Prior Agreement, and has substantially similar terms and conditions to the Prior Agreement, except for: (i) the compensation earned by Sterling Capital under the Interim Agreement with respect to the Fund will be held in an interest-bearing escrow account with the Fund’s custodian pending shareholder approval of the New Agreement with respect to the Fund; (ii) the Interim Agreement will terminate with respect to the Fund on the sooner of the effectiveness of the New Agreement with respect to the Fund or

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the expiration of 150 days after the date of the Closing; and (iii) certain other provisions required by Rule 15a-4 under the 1940 Act.

Statutory Prospectus and SAI Disclosure Updates:

In the section titled “Investment Adviser” on page 24 of the Statutory Prospectus, and page 43 of the SAI, the first paragraph is hereby deleted and replaced in its entirety with the following:

Sterling Capital Management LLC (“Sterling Capital” or the “Adviser”) is the investment adviser for the Fund. Sterling Capital, located at 4350 Congress Street, Suite 1000, Charlotte, NC 28209, is a North Carolina limited liability company and an indirect, wholly-owned subsidiary of Fédération des caisses Desjardins du Québec (“Desjardins”). Desjardins Group is the largest financial cooperative in Canada and the eighth largest in the world, with assets of C$510.2 billion as of December 31, 2025. Sterling Capital manages and supervises the investment of the Fund’s assets on a discretionary basis, subject to oversight by the Board of Trustees. Sterling Capital has provided investment management services to corporations, pension and profit sharing plans, trusts, estates and other institutions and individuals since 1970. As of September 30, 2025, Sterling Capital has more than $69 billion in assets under management.

SHAREHOLDERS SHOULD RETAIN THIS SUPPLEMENT

WITH THE PROSPECTUS FOR FUTURE REFERENCE.

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